                                                              NUVEEN Investments


Nuveen Income Fund

SEMIANNUAL REPORT MARCH 31, 2001
--------------------------------------------------------------------------------

For investors seeking attractive current income and capital preservation.
--------------------------------------------------------------------------------

[Photo appears here]

Table of Contents

 1 Dear Shareholder

 3 Market Commentary

 4 Fund Spotlight

 5 Portfolio of Investments

 7 Statement of Net Assets

 8 Statement of Operations

 9 Statement of Changes in Net Assets

10 Notes to Financial Statements

14 Financial Highlights

17 Fund Information



                             Must be preceded by or accompanied by a prospectus.

Dear Shareholder,

[Photo of Timothy R. Schwertfeger
 appears here]

Timothy R. Schwertfeger
Chairman of the Board

At Nuveen Investments, we are committed to helping financial advisors and their clients invest well through all types of market conditions.

Recently, we've heard so many stories about investors who were drawn off course by placing a higher-than-usual proportion of their assets in high-risk investments. This led to significant investment losses that drove many investors to the sidelines, into a zone of uncertainty, as the technology bubble burst. As a result, many missed the attractive values that were compounding for others with core portfolios of high-quality stocks and bonds, which performed so well as the year 2000 ended.

These kinds of experiences dramatically reinforce the need for investors to maintain a consistent, long-term investment discipline. They also highlight the importance of staying the course with well-constructed and diversified portfolios.

Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to systematically compound your wealth over time.

This report covers our fixed income investment style.

Fixed Income Investing

Consistently balancing core equity investments with fixed-income securities can help to reduce risk substantially with only a small sacrifice in returns. By including fixed-income securities in their portfolio mix, investors can build the confidence required to remain fully invested over volatile market cycles -- with a comfortable balance of risk and a steady base of income.

Nuveen's time-tested credit research and surveillance discipline seeks to uncover income securities that combine exceptional relative value with above-average potential return and consistent dividends. Relative to municipal bond index yields -- which have declined 25% over a 10-year period -- Nuveen's dividends have provided a steady flow of income to investors.

Our fixed-income team of portfolio managers and dedicated research analysts leverages 200 years of combined experience to help preserve investors' accumulated wealth in a tax-efficient manner.




                                                     Semiannual Report    page 1

--------------------------------------------------------------------------------
Since 1898, generations of advisors, investors and their families have associated Nuveen with quality and dependability. This began with our heritage in municipal bonds and continues today across an expanding array of equity and fixed-income investment disciplines. We continue to broaden our investment expertise, to provide you and your advisors with the means for building balanced portfolios -- portfolios designed to help systematically compound your wealth over time.


The team manages $40 billion in fixed-income investments comprised of more than 100 national and single-state funds, individually managed accounts and defined portfolios.

In addition to the fixed-income investment style, we offer core growth and enhanced growth, core value and senior loan investment styles. For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
May 14, 2001




Semiannual Report    page 2

Market Commentary
                                                              NUVEEN INCOME FUND
--------------------------------------------------------------------------------


In the first quarter of 2001, the slowing economy and falling stock market captured the attention of the Federal Reserve, which lowered the Fed Funds rate three times for a total of 1.50%. That's in sharp contrast to what had happened throughout the year 2000, during which we witnessed six Fed Fund rate increases.

The recent cuts - a relatively aggressive attempt at reviving growth and avoiding recession - had a major effect on the Treasury yield curve. Three-year Treasury rates fell by 1.24%, while 20-year rates fell by just 0.57% from January 2001 through March 2001. This sharp downward move in short term interest rates added steepness to the Treasury curve. We believe this is important to investors as we see it as a sign that the fixed-income market expects the U.S. economy will improve over the longer run.

The corporate bond market held up surprisingly well during the past six months, especially considering earnings have been under severe pressure, default rates have been running at a rapid clip, and the market had to absorb a record $180 billion in new supply during just the first quarter of 2001.

In the Nuveen Income Fund, we took several steps to help maintain the fund's distribution yield while trying to enhance the portfolio's asset value. In light of the steeper Treasury yield curve, we focused purchases on the 10 to 20 year maturity area, where we felt income and appreciation potential were higher.

In the corporate arena, we focused on higher quality, liquid credits which are generally less sensitive to the economic cycle. One example is Tyco International, which is a well-diversified conglomerate with heavy exposure to less cyclical products including health care supplies and water delivery systems. In the early part of 2001, Tyco announced the acquisition of a higher rated financial services company. This transaction resulted in the credit being placed on review for an upgrade by the rating agencies. We also purchased the debt of Hertz, which enjoys solid market share among both business and leisure travelers, and is a wholly owned subsidiary of Ford Motor. Auto manufacturing is one of the few sectors of the economy that has been holding up reasonably well in the downturn. In the mortgage-backed sector, we reduced exposure to higher coupon pass-through securities in order to reduce prepayment risk, as current mortgage rates have fallen substantially. In their place, we have favored Agency debt, and Commercial Mortgage Backed Securities, which have a traditional one-time maturity date structure and "AAA" credit quality.

Richard Huber
Portfolio Manager, Nuveen Income Fund
May 2, 2001



Your Investment Management Team
--------------------------------------------------------------------------------

Nuveen's advisor for income investing is Nuveen Investment Management (NIM). NIM follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence of trading leverage of a market leader.

This disciplined, research-oriented approach has been imporant for investors, and is a key investment strategy for Nuveen Funds.



                                                     Semiannual Report    page 3

Fund Spotlight as of 3-31-01
                                                              NUVEEN INCOME FUND
--------------------------------------------------------------------------------

Quick Facts

                      A Shares   B Shares   C Shares   R Shares
----------------------------------------------------------------
NAV                   $19.21     $19.21     $19.25     $19.21
----------------------------------------------------------------
CUSIP                 67066D101  67066D200  67066D309  67066D408
----------------------------------------------------------------
Latest Dividend/1/    $0.1085    $0.0970    $0.0970    $0.1125
----------------------------------------------------------------
Inception Date        11/98      11/98      11/98      11/98
----------------------------------------------------------------


Total Returns/2/

A Shares                  NAV    Offer

Year-to-Date            2.18%   -2.66%
--------------------------------------
1-Year                 10.51%    5.25%
--------------------------------------
Since Inception/3/      4.80%    2.63%
--------------------------------------

B Shares             w/o CDSC   w/CDSC

Year-to-Date            2.00%   -3.00%
--------------------------------------
1-Year                  9.70%    5.70%
--------------------------------------
Since Inception/3/      4.02%    2.44%
--------------------------------------

C Shares             w/o CDSC   w/CDSC

Year-to-Date            1.99%    0.99%
--------------------------------------
1-Year                  9.86%    9.86%
--------------------------------------
Since Inception/3/      4.11%    4.11%
--------------------------------------

R Shares                           NAV

Year-to-Date                     2.24%
--------------------------------------
1-Year                          10.79%
--------------------------------------
Since Inception/3/               5.07%
--------------------------------------


Diversification/4/

U.S. Treasury Bonds/Notes                  26.0%
------------------------------------------------
U.S. Government Agency Mortgage-Backed     24.2%
------------------------------------------------
Electric                                   10.9%
------------------------------------------------
Commercial Mortgage-Backed                  9.1%
------------------------------------------------
Capital Goods                               6.8%
------------------------------------------------
Consumer Staples                            3.3%
------------------------------------------------
U.S. Government Agency                      3.2%
------------------------------------------------
Financials                                  3.1%
------------------------------------------------
Consumer Cyclicals                          3.0%
------------------------------------------------
Natural Gas                                 3.0%
------------------------------------------------
Transportation                              2.7%
------------------------------------------------
Real Estate Investment Trust                2.4%
------------------------------------------------
Technology                                  2.3%
------------------------------------------------

Bond Credit Quality/4/

[Pie Chart Appears Here]

AAA/U.S. Guaranteed      59.4%
------------------------------
AA                        6.1%
------------------------------
A                         9.3%
------------------------------
BBB                      12.0%
------------------------------
NR                        3.0%
------------------------------
Other                    10.2%
------------------------------


Top Five Corporate Bond Holdings/4/

Interpool Capital Trust            3.9%
---------------------------------------
Viacom Inc.                        3.3%
---------------------------------------
Norwest Financial Inc.             3.1%
---------------------------------------
Hertz Corporation                  3.0%
---------------------------------------
Tyco International Group S.A.      3.0%
---------------------------------------

Portfolio Allocation/5/
--------------------------------------------------------------------------------

U.S. Government and
Agency Obligations                  40.6%

Corporated Obligations              33.2%

Commercial Paper                    23.9%

Taxable Municipal Bonds              2.3%

Portfolio Stats
--------------------------------------------------------------------------------

Total Net Assets
$19.0 million

Number of Bond Issues
28

Average Duration
5.71

Average Effective Maturity
8.07 years

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additionla information, please see the fund prospectus.

--------------------------------------------------------------------------------
/1/ Paid April 2, 2001. This is the latest monthly dividend declared during the period ended March 31, 2001.

/2/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 4.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year and since inception total returns.

/3/ Annualized.

/4/ As a percentage of total bond holdings as of March 31, 2001. Holdings are subject to change.

/5/ As a percentage of total holdings as of March 31, 2001. Holdings are subject to change.



Semiannual Report    page 4

                 Portfolio of Investments (Unaudited)
                 Nuveen Income Fund
                 March 31, 2001

    Principal                                Optional Call                Market
 Amount (000) Description                      Provisions* Ratings**       Value
--------------------------------------------------------------------------------
              CORPORATE OBLIGATIONS -
               38.7%

              CORPORATE BONDS - 30.5%

              Capital Goods - 6.1%

     $  1,000 Interpool Capital Trust,        No Opt. Call      BBB- $   650,572
               Unsecured Notes,
               9.875%, 2/15/27

          500 Tyco International Group        No Opt. Call        A-     504,583
               S.A., Notes, 6.750%,
               2/15/11
--------------------------------------------------------------------------------
              Consumer Cyclicals -
               2.7%

          500 Hertz Corporation,              No Opt. Call        A-     513,933
               Notes, 7.400%, 3/01/11
--------------------------------------------------------------------------------
              Consumer Staples - 2.9%

          500 Viacom Inc., Senior             No Opt. Call        A3     553,141
               Debentures, 7.625%,
               1/15/16
--------------------------------------------------------------------------------
              Electric - 7.0%

          556 AES China Generating       12/01 at 105 1/16       BB-     408,659
               Company Limited,
               Unsecured Notes,
               10.125%, 12/15/06

          500 CMS Energy Corporation,         No Opt. Call        BB     472,679
               Unsecured Senior Notes,
               7.500%, 1/15/09

          451 Monterrey Power S.A.,           No Opt. Call       Ba1     447,776
               Secured Bonds, 9.625%,
               11/15/09
--------------------------------------------------------------------------------
              Financials - 2.7%

          500 Norwest Financial Inc.,         No Opt. Call       Aa2     518,986
               Senior Notes, 6.850%,
               7/15/09
--------------------------------------------------------------------------------
              Natural Gas - 2.6%

          500 NorAm Energy Corp., Term        No Opt. Call      Baa1     503,295
               Enhanced Remarketable
               Securities, 6.375%,
               11/01/13
               (Mandatory put
               11/01/03)
--------------------------------------------------------------------------------
              Real Estate Investment
              Trust - 2.1%

          400 United Dominion Realty          No Opt. Call       BBB     407,418
               Trust, Medium Term
               Notes, 7.600%, 1/25/02
--------------------------------------------------------------------------------
              Technology - 2.0%

          500 Williams Communications         No Opt. Call       BB-     390,000
               Group, Inc., Senior
               Notes, 10.700%,
               10/01/07
--------------------------------------------------------------------------------
              Transportation - 2.4%

          500 Windsor Petroleum               No Opt. Call      Baa3     457,481
               Transport Corp.,
               Unsecured Notes,
               7.840%, 1/15/21
--------------------------------------------------------------------------------
              COMMERCIAL MORTGAGE-
              BACKED SECURITIES - 8.2%

          500 Commercial Mortgage             No Opt. Call       AAA     512,967
               Asset Trust, Series
               99C1-A3, 6.640%,
               9/17/10 (Mandatory put
               1/17/08)

          500 Morgan Stanley Capital I        No Opt. Call        AA     512,461
               Incorporated,
               Commercial Mortgage
               Pass Through
               Certificates,
               Series 1999-RM1,
               6.810%, 12/15/31

          500 Morgan Stanley Dean             No Opt. Call       AAA     511,609
               Witter Capital I Trust
               Incorporated,
               Commercial Mortgage
               Pass Through
               Certificates,
               Series 2001-TOP1,
               6.660%, 1/15/11
--------------------------------------------------------------------------------
     $  7,907 Total Corporate                                          7,365,560
               Obligations (cost
               $7,333,706)
--------------------------------------------------------------------------------
------------

--------------------------------------------------------------------------------
5

    Principal                              Optional Call                Market
 Amount (000) Description                    Provisions* Ratings**       Value
-------------------------------------------------------------------------------
              TAXABLE MUNICIPAL BONDS -
               2.7%

      $   500 Cattaraugus County, New       No Opt. Call       N/R $   512,905
               York, Industrial
               Development Agency,
               Industrial Development
               Revenue Bonds, Series
               1999B (Laidlaw Energy and
               Environmental Inc.
               Project), 12.500%,
               7/01/10
-------------------------------------------------------------------------------
      $   500 Total Taxable Municipal                                  512,905
               Bonds (cost $502,725)
-------------------------------------------------------------------------------
------------
              U.S. GOVERNMENT and AGENCY
              OBLIGATIONS - 47.3%

              U.S. TREASURY BONDS/NOTES
               - 23.0%

      $   500  7.500%, 11/15/01             No Opt. Call       Aaa     509,866
        1,000  7.500%, 5/15/02              No Opt. Call       AAA   1,036,601
          500  11.250%, 2/15/15             No Opt. Call       Aaa     783,360
          500  8.875%, 8/15/17              No Opt. Call       Aaa     678,892
          500  8.750%, 5/15/20              No Opt. Call       Aaa     684,623
          500  8.750%, 8/15/20              No Opt. Call       AAA     685,953
-------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY
              OBLIGATIONS - 2.8%

          500 Federal Home Loan Mortgage    No Opt. Call       AAA     532,278
               Corporation, Unsecured
               Notes, 6.750%, 3/15/31
-------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY
              MORTGAGE-BACKED
              SECURITIES - 21.5%

        1,000 Federal Home Loan Mortgage    No Opt. Call       Aaa   1,021,250
               Corporation, 7.500%,
               4/01/30 (WI, settling
               4/16/01)

              Federal National Mortgage
               Association:
        1,000  6.500%, 4/01/15 (WI,         No Opt. Call       Aaa   1,012,187
               settling 4/19/01)
        1,000  7.000%, 4/01/30 (WI,         No Opt. Call       Aaa   1,012,187
               settling 4/16/01)

        1,000 Federal National Mortgage     No Opt. Call    N/R***   1,013,034
               Association, Series 1993-
               20, Class GA, 6.500%,
               9/25/19

           31 Government National           No Opt. Call       Aaa      32,374
               Mortgage Association,
               8.500%, 11/15/29
-------------------------------------------------------------------------------
      $ 8,031 Total U.S. Government and                              9,002,605
               Agency Obligations (cost
               $8,756,036)
-------------------------------------------------------------------------------
------------
              COMMERCIAL PAPER - 27.8%

      $   500 Amstel Funding                        A-1+               499,721
               Corporation, effective
               yield of 6.607%, 4/05/01

          500 Cintas Executive Services              A-1               499,723
               Inc., effective yield of
               6.607%, 4/05/01

          500 EXXONMOBIL Australia Pty.             A-1+               499,931
               Ltd., effective yield of
               6.605%, 4/02/01

          500 Ford Motor Credit Company,             A-1               499,931
               effective yield of
               6.605%, 4/02/01

          500 General Motors                         A-1               499,793
               Corporation, effective
               yield of 6.606%, 4/04/01

          500 Honeywell International                A-1               499,931
               Inc., effective yield of
               6.605%, 4/02/01

          500 IBM Credit Corporation,                A-1               499,651
               effective yield of
               6.609%, 4/06/01

          500 Liberty Mutual Capital                A-1+               499,793
               Corp., effective yield of
               6.606%, 4/04/01

          500 Merrill Lynch & Co., Inc.,            A-1+               499,930
               effective yield of 6.605,
               4/02/01

          500 Philip Morris Companies                A-1               499,718
               Inc., effective yield of
               6.607%, 4/05/01

          300 Toyota Motor Credit                   A-1+               299,876
               Corporation, effective
               yield of 6.606%, 4/04/01
-------------------------------------------------------------------------------
      $ 5,300 Total Commercial Paper                                 5,297,998
               (cost $5,297,998)
-------------------------------------------------------------------------------
------------
      $21,738 Total Investments (cost                               22,179,068
               $21,890,465) - 116.5%
-------------------------------------------------------------------------------
------------
              Other Assets Less                                     (3,136,821)
               Liabilities - (16.5)%
         ----------------------------------------------------------------------
              Net Assets - 100%                                    $19,042,247
         ----------------------------------------------------------------------

         * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call pro-visions at varying prices at later dates.
         ** Ratings: Using the higher of Standard & Poor's or Moody's rating. *** Securities are backed by an escrow or trust containing suffi-
             cient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securi-ties.
         N/R Investment is not rated.
         (WI) Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
6

                 Statement of Net Assets (Unaudited)
                 Nuveen Income Fund
                 March 31, 2001



-----------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $21,890,465)         $22,179,068
Receivables:
 Fund manager                                                           1,746
 Interest                                                             250,672
 Shares sold                                                           27,787
Other assets                                                              388
-----------------------------------------------------------------------------
  Total assets                                                     22,459,661
-----------------------------------------------------------------------------
Liabilities
Cash overdraft                                                        244,245
Payables:
 Investments purchased                                              3,051,167
 Shares redeemed                                                       33,041
Accrued expenses:
 12b-1 distribution and service fees                                    7,321
 Other                                                                 69,355
Dividends payable                                                      12,285
-----------------------------------------------------------------------------
  Total liabilities                                                 3,417,414
-----------------------------------------------------------------------------
Net assets                                                        $19,042,247
-----------------------------------------------------------------------------
Class A Shares
Net assets                                                        $ 3,175,942
Shares outstanding                                                    165,315
Net asset value and redemption price per share                    $     19.21
Offering price per share (net asset value per share plus maximum
 sales charge of 4.75% of offering price)                         $     20.17
-----------------------------------------------------------------------------
Class B Shares
Net assets                                                        $ 7,052,719
Shares outstanding                                                    367,080
Net asset value, offering and redemption price per share          $     19.21
-----------------------------------------------------------------------------
Class C Shares
Net assets                                                        $ 1,116,255
Shares outstanding                                                     57,983
Net asset value, offering and redemption price per share          $     19.25
-----------------------------------------------------------------------------
Class R Shares
Net assets                                                        $ 7,697,331
Shares outstanding                                                    400,633
Net asset value, offering and redemption price per share          $     19.21
-----------------------------------------------------------------------------

                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
7

                 Statement of Operations (Unaudited)
                 Nuveen Income Fund
                 Six Months Ended March 31, 2001



---------------------------------------------------------------------
Investment Income                                         $  714,134
---------------------------------------------------------------------
Expenses
Management fees                                               55,572
12b-1 service fees-Class A                                     3,463
12b-1 distribution and service fees-Class B                   30,298
12b-1 distribution and service fees-Class C                    4,703
Shareholders' servicing agent fees and expenses                3,685
Custodian's fees and expenses                                 22,385
Trustees' fees and expenses                                    1,247
Professional fees                                             15,794
Shareholders' reports-printing and mailing expenses           20,186
Federal and state registration fees                           22,788
Other expenses                                                 1,418
---------------------------------------------------------------------
Total expenses before custodian fee credit and expense
 reimbursement                                               181,539
 Custodian fee credit                                         (2,476)
 Expense reimbursement                                       (68,982)
---------------------------------------------------------------------
Net expenses                                                 110,081
---------------------------------------------------------------------
Net investment income                                        604,053
---------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions               338,338
Net change in unrealized appreciation or depreciation of
 investments                                                 270,400
---------------------------------------------------------------------
Net gain from investments                                    608,738
---------------------------------------------------------------------
Net increase in net assets from operations                $1,212,791
---------------------------------------------------------------------




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
8

                 Statement of Changes in Net Assets (Unaudited)
                 Nuveen Income Fund



                                                      Six Months
                                                           Ended   Year Ended
                                                         3/31/01      9/30/00
------------------------------------------------------------------------------
Operations
Net investment income                                $   604,053  $ 1,125,085
Net realized gain (loss) from investment
 transactions                                            338,338     (861,449)
Net change in unrealized appreciation or
 depreciation of investments                             270,400      508,593
------------------------------------------------------------------------------
Net increase in net assets from operations             1,212,791      772,229
------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
 Class A                                                 (95,924)    (106,264)
 Class B                                                (186,405)    (280,180)
 Class C                                                 (28,483)     (56,050)
 Class R                                                (306,762)    (647,561)
------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                           (617,574)  (1,090,055)
------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                       3,642,496    4,755,961
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                         62,392      109,496
------------------------------------------------------------------------------
                                                       3,704,888    4,865,457
Cost of shares redeemed                               (3,436,545)  (2,593,852)
------------------------------------------------------------------------------
Net increase in net assets from Fund share
 transactions                                            268,343    2,271,605
------------------------------------------------------------------------------
Net increase in net assets                               863,560    1,953,779
Net assets at the beginning of period                 18,178,687   16,224,908
------------------------------------------------------------------------------
Net assets at the end of period                      $19,042,247  $18,178,687
------------------------------------------------------------------------------
Balance of undistributed net investment income at
 the end of period                                   $    48,858  $    62,379
------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
9

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Income Fund (the "Fund") is a series of the Nuveen Investment Trust III (the "Trust") which was organized as a Massachusetts business trust in 1998. The Trust is an open-end, diversified management series investment com-pany registered under the Investment Company Act of 1940. Prior to commence-ment of operations on November 30, 1998, the Trust had no operations other than those related to organizational matters and the initial capital contribu-tion of $100,000 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on November 20, 1998.

The Fund invests primarily in a diversified portfolio of domestic investment grade quality bonds of varying maturities as a source of current income and capital preservation. The Fund may also buy non-investment grade bonds and dollar denominated bonds of foreign issuers, subject to certain limitations. The fund may also invest in other securities, such as preferred stock, that have predominantly fixed-income characteristics. Also, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with ac-counting principles generally accepted in the United States.

Securities Valuation
The prices used to value fixed-income securities are based on the mean between the bid and asked prices as provided by an independent pricing service. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. Securities having re-maining maturities of 60 days or less when purchased are valued by amortized cost.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery ba-sis may have extended settlement periods. Any securities so purchased are sub-ject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2001, the Fund had outstanding when-issued purchase commitments of $3,051,167.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders
Net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day af-ter month-end. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than an-nually. Furthermore, capital gains are distributed only to the extent they ex-ceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capi-tal gains are recorded on the ex-dividend date. The amount and timing of dis-tributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differ-ences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to share-holders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor pur-chasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur an-nual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

-------------------------------------------------------------------------------
10

Mortgage Dollar Roll Transactions
The Fund is authorized to enter into portfolio lending transactions including Mortgage Dollar Roll transactions ("Dollar Rolls"). The Fund would enter into such a transaction to take advantage of imbalances in the supply and demand of certain securities held in the Fund's portfolio and to enhance investment earnings and total return. In a Dollar Roll transaction, the Fund sells a mortgage-backed security to a third party and simultaneously enters into a commitment to repurchase the same or substantially similar security at a fu-ture date from the same party. The Fund and the counterparty may decide to ex-tend a Dollar Roll transaction at the end of the original contract. Dollar Rolls are treated as financing transactions in which the Fund retains owner-ship of the securities loaned. Such securities, together with any securities purchased with the proceeds of the financing, are marked-to-market daily with the corresponding unrealized gains or losses reflected in Fund operations. In-terest earnings on the original investment loaned are retained by the Fund as well as the interest earned on the securities purchased with the proceeds of the loan. The Fund has instructed the custodian to segregate assets in a sepa-rate account with a current value at least equal to the amount of the repur-chase commitments. Although there are economic advantages of entering into a Dollar Roll transaction, there are also additional risks. The Fund manages the risks associated with Dollar Roll transactions by entering into contracts only with firms the Adviser deems to be of good standing.

Derivative Financial Instruments
The Fund may invest in futures, swap and option contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to in-vest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended March 31, 2001.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the spe-cific class.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight in-vestments.

Use of Estimates
The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of in-creases and decreases in net assets from operations during the reporting peri-od. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual finan-cial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant ef-fect on the financial statements.

-------------------------------------------------------------------------------
11

2. Fund Shares

Transactions in Fund shares were as follows:

                                 Six Months Ended           Year Ended
                                      3/31/01                 9/30/00
                               ----------------------  ----------------------
                                Shares      Amount      Shares      Amount
------------------------------------------------------------------------------
Shares sold:
 Class A                          83,307  $ 1,559,394     45,077  $   834,879
 Class B                          72,598    1,390,224    173,876    3,253,598
 Class C                          25,700      492,358     18,897      353,581
 Class R                          10,456      200,520     17,096      313,903
Shares issued to shareholders
 due to reinvestment of
 distributions:
 Class A                             717       13,595      1,285       23,952
 Class B                           1,664       31,576      3,068       57,271
 Class C                             351        6,672        977       18,247
 Class R                             556       10,549        539       10,026
------------------------------------------------------------------------------
                                 195,349    3,704,888    260,815    4,865,457
------------------------------------------------------------------------------
Shares redeemed:
 Class A                         (10,595)    (201,147)   (26,591)    (487,412)
 Class B                         (25,660)    (480,442)   (74,646)  (1,381,209)
 Class C                         (12,562)    (239,106)   (34,229)    (636,786)
 Class R                        (129,781)  (2,515,850)    (4,761)     (88,445)
------------------------------------------------------------------------------
                                (178,598)  (3,436,545)  (140,227)  (2,593,852)
------------------------------------------------------------------------------
Net increase                      16,751  $   268,343    120,588  $ 2,271,605
------------------------------------------------------------------------------

3. Distributions to Shareholders

The Fund declared a dividend distribution from its net investment income which was paid May 1, 2001, to shareholders of record on April 9, 2001, as follows:

---------------------------
Dividend per share:
 Class A             $.1085
 Class B              .0970
 Class C              .0970
 Class R              .1125
---------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. Gov-ernment and agency obligations (excluding Dollar Roll transactions) and short-term investments for the six months ended March 31, 2001, were as follows:

---------------------------------------------------
Purchases:
 Investment securities                  $ 3,573,171
 U.S. Government and agency obligations   3,922,967
 Short-term investments                  57,470,247
Sales and maturities:
 Investment securities                    2,750,711
 U.S. Government and agency obligations   6,410,802
 Short-term investments                  56,849,544
---------------------------------------------------

At March 31, 2001, the identified cost of investments owned for federal income tax purposes was $22,706,001. Net unrealized depreciation for federal income tax purposes aggregated $526,933 of which $525,092 related to appreciated se-curities and $1,052,025 related to depreciated securities.

-------------------------------------------------------------------------------
12

At September 30, 2000, the Fund's last fiscal year end, the Fund had unused capital loss carryforwards of $206,834 available for federal income tax pur-poses to be applied against future capital gains, if any. If not applied, $161,888 of the carryforward will expire in the year 2007 and $44,946 will ex-pire in the year 2008.

5. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the aver-age daily net assets of the Fund as follows:

Average Daily Net Assets        Management Fee
----------------------------------------------
For the first $125 million        .6000 of 1%
For the next $125 million         .5875 of 1
For the next $250 million         .5750 of 1
For the next $500 million         .5625 of 1
For the next $1 billion           .5500 of 1
For net assets over $2 billion    .5250 of 1
----------------------------------------------

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2001, in order to prevent total operating expenses (excluding any 12b-1 dis-tribution or service fees and extraordinary expenses) from exceeding .80% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no com-pensation directly to those of its Trustees who are affiliated with the Ad-viser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended March 31, 2001, Nuveen Investments (the "Distribu-tor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $11,000 all of which were paid out as concessions to authorized dealers. The Distributor also re-ceived 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended March 31, 2001, the Distributor compensated autho-rized dealers directly with approximately $43,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distrib-utor. During the six months ended March 31, 2001, the Distributor retained ap-proximately $26,600 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $17,900 of CDSC on share redemptions during the six months ended March 31, 2001.

At March 31, 2001, The John Nuveen Company owned 373,091 shares of Class R.

6. Composition of Net Assets

At March 31, 2001, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

-------------------------------------------------------------------------------
Capital paid-in                                                    $19,388,817
Balance of undistributed net investment income                          48,858
Accumulated net realized gain (loss) from investment transactions     (684,031)
Net unrealized appreciation of investments                             288,603
-------------------------------------------------------------------------------
Net assets                                                         $19,042,247
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
13

                 Financial Highlights (Unaudited)

                 Selected data for a share outstanding throughout each period:

Class (Inception Date)
                          Investment Operations       Less Distributions
                         -------------------------  -----------------------
                                        Net
                                  Realized/
                                 Unrealized
               Beginning     Net    Invest-             Net                  Ending
                     Net Invest-       ment         Invest-                     Net
Year Ended         Asset    ment       Gain            ment  Capital          Asset     Total
September 30,      Value  Income     (Loss)  Total   Income    Gains  Total   Value Return(a)
-----------------------------------------------------------------------------------------------
Class A (11/98)
 2001(f)          $18.66   $ .63     $  .57  $1.20   $ (.65)    $ -- $ (.65) $19.21      6.56%
 2000              19.00    1.25       (.38)   .87    (1.21)      --  (1.21)  18.66      4.74
 1999(e)           20.00    1.02      (1.03)  (.01)    (.99)      --   (.99)  19.00      (.04)
Class B (11/98)
 2001(f)           18.66     .56        .57   1.13     (.58)      --   (.58)  19.21      6.18
 2000              19.00    1.11       (.38)   .73    (1.07)      --  (1.07)  18.66      3.96
 1999(e)           20.00     .90      (1.03)  (.13)    (.87)      --   (.87)  19.00      (.68)
Class C (11/98)
 2001(f)           18.70     .56        .57   1.13     (.58)      --   (.58)  19.25      6.16
 2000              19.01    1.11       (.35)   .76    (1.07)      --  (1.07)  18.70      4.13
 1999(e)           20.00     .90      (1.02)  (.12)    (.87)      --   (.87)  19.01      (.62)
Class R (11/98)
 2001(f)           18.66     .66        .56   1.22     (.67)      --   (.67)  19.21      6.69
 2000              19.01    1.30       (.39)   .91    (1.26)      --  (1.26)  18.66      4.95
 1999(e)           20.00    1.06      (1.02)   .04    (1.03)      --  (1.03)  19.01       .21
-----------------------------------------------------------------------------------------------
Class (Inception Date)
                                    Ratios/Supplemental Data
               --------------------------------------------------------------------------------
                       Before Credit/           After            After Credit/
                       Reimbursement       Reimbursement(b)     Reimbursement(c)
                      -------------------- -------------------- --------------------
                                   Ratio                Ratio                Ratio
                                  of Net               of Net               of Net
                                 Invest-              Invest-              Invest-
                      Ratio of      ment   Ratio of      ment   Ratio of      ment
                      Expenses    Income   Expenses    Income   Expenses    Income
               Ending       to        to         to        to         to        to
                  Net  Average   Average    Average   Average    Average   Average   Portfolio
Year Ended     Assets      Net       Net        Net       Net        Net       Net    Turnover
September 30,   (000)   Assets    Assets     Assets    Assets     Assets    Assets     Rate(d)
-----------------------------------------------------------------------------------------------
Class A (11/98)
 2001(f)       $3,176     1.79%*    5.89%*     1.05%*    6.63%*     1.02%*    6.66%*        40%
 2000           1,714     2.06      5.71       1.09      6.68       1.05      6.72         112
 1999(e)        1,370     1.88*     5.60*      1.08*     6.40*      1.05*     6.42*         67
Class B (11/98)
 2001(f)        7,053     2.54*     5.15*      1.80*     5.89*      1.77*     5.92*         40
 2000           5,942     2.80      4.97       1.84      5.93       1.80      5.97         112
 1999(e)        4,108     2.62*     4.85*      1.83*     5.65*      1.80*     5.67*         67
Class C (11/98)
 2001(f)        1,116     2.54*     5.14*      1.80*     5.88*      1.78*     5.91*         40
 2000             832     2.78      4.99       1.84      5.93       1.80      5.97         112
 1999(e)        1,119     2.62*     4.87*      1.83*     5.66*      1.80*     5.69*         67
Class R (11/98)
 2001(f)        7,697     1.55*     6.19*       .80*     6.94*       .77*     6.97*         40
 2000           9,690     1.80      5.97        .84      6.93        .80      6.97         112
 1999(e)        9,627     1.71*     5.62*       .83*     6.50*       .80*     6.53*         67
-----------------------------------------------------------------------------------------------

* Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) Excluding Dollar Roll transactions.
(e) For the period November 30, 1998 (commencement of operations) through Sep-tember 30, 1999.
(f) For the six months ended March 31, 2001.



                                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
14

                                     Notes



------
15

                                     Notes






------
16

Fund Information


Board of Trustees

James E. Bacon
William E. Bennett
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Shelia W. Wellington

Fund Manager

Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel

Chapman and Cutler
Chicago, IL

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Transfer Agent and Shareholder Services

Chase Global Funds Services Company
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas  75266-0086
(800) 257-8787











NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.


------
17

Serving Investors For Generations
--------------------------------------------------------------------------------
[Photo of John Nuveen, Sr. appears here]

John Nuveen, Sr.


A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN Investments

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com